EXHIBIT 10 TO FORM 10-K
                              (Material Contracts)


Exhibit No.  Page No.   Description

  10.1          *       Lease with Capitol Properties Four, L.C.
  10.2          *       1998 Incentive Stock Option Plan
  10.3          *       Security Agreement with Michael and Barbara Feaster
  10.4          *       Employment Agreement with Robert H. Reback, President
                           and Chief Executive Officer
  10.5          *       Employment Agreement with David P. Faulkner, Executive
                        Vice President and Managing Director of
                        Machine Control Products
  10.6          *       Employment Agreement with Michael D. Feaster, Vice
                        President of Software Development
  10.7          *       Employment Agreement with Steven K. Sorensen, Vice
                        President and Chief Technical Officer
  10.8          *       Amendment 1 to 1998 Incentive Stock Option Plan
  10.9          *       Amendment 2 to 1998 Incentive Stock Option Plan
  10.10         *       Form of Indemnification Agreement with directors and
                        officers
  10.11         *       Settlement Agreement and Mutual Release with Peter
                        Manley and Jana Manley
  10.12         *       Convertible Note Purchase Agreement and Convertible Note
                        with Tsunami Network Partners Corporation
  10.13         *       Amendment  to  Employment  Agreement  with Robert H.
                        Reback, President and Chief Executive Officer
  10.14         *       Amendment  to  Employment  Agreement  with  David P.
                        Faulkner,   Executive   Vice  President  of  Sales  and
                        Marketing
  10.15         *       Amendment  to  Employment  Agreement  with Michael D.
                        Feaster, Vice President of Software Development

--------------------------------------------------------------------------------
*Incorporated by reference (See exhibit listing above in ITEM 15. Exhibits, Financial Schedules, and Reports on Form 8-K.)



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                                  Exhibit 10.13
            (Amendment to Employment Agreement with Robert H. Reback,
                     President and Chief Executive Officer)

                              CIMETRIX INCORPORATED
                      EXTENSION OF THE EMPLOYMENT AGREEMENT


     THIS EXTENSION OF THE EMPLOYMENT AGREEMENT (the "Extension") is made and entered into this 27th day of February, 2004, by and between CIMETRIX INCORPORATED, a Nevada corporation (the "Company") and Robert H. Reback (the "Executive"), to become effective as of January 1, 2004 (the "Effective Date").

     WHEREAS, Company and Executive entered into an Employment Agreement which was effective October 1, 2001 and was scheduled to terminate on December 31, 2003 (the "Agreement"); and

     WHEREAS, the Company and Executive desire to extend the Agreement for an additional two (2) years with particular changes to the compensation package.

     NOW THEREFORE, in consideration of Executive's continued employment by the Company, and the mutual promises and covenants contained in, and the mutual benefits to be derived from the Agreement and this Extension, the parties hereto agree as follows:

     1. Continued Employment.

     The Company hereby agrees to continue to employ Executive and Executive hereby accepts such continued employment, upon the terms and conditions set forth in the Agreement as modified herein, from January 1, 2004 through December 31, 2005 (the "Extension Period").

     2. Modification to Compensation and Benefits.

     The Salary identified in Section 3(a) shall be modified to an annual salary of $175,000 (the "Annual Salary") effective January 1, 2004.

     The Bonus identified in Section 3(b) shall be established for Executive on an annual basis at the beginning of each fiscal year and may be in the form of cash and/or stock options.

     All other compensation identified in Section 3 shall remain the same as identified therein.

     3. Effectiveness of All Other Provisions of Agreement.

     The Company and Executive agree that all other provisions of the Agreement shall remain in full force and effect during the Extension Period.


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
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                          EXECUTIVE:

                                          /S/ Robert H. Reback
                                          ---------------------
                                          Robert H. Reback



                                          THE COMPANY:

                                          CIMETRIX INCORPORATED

                                          /S/ Alan Weber
                                          ---------------------
                                          By: Alan Weber
                                          Its: Compensation Committee Chairman




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                                  Exhibit 10.14
           (Amendment to Employment Agreement with David P. Faulkner,
                Executive Vice President of Sales and Marketing)

                              CIMETRIX INCORPORATED
                      EXTENSION OF THE EMPLOYMENT AGREEMENT


     THIS EXTENSION OF THE EMPLOYMENT AGREEMENT (the "Extension") is made and entered into this 27th day of February, 2004, by and between CIMETRIX INCORPORATED, a Nevada corporation (the "Company") and David P. Faulkner (the "Executive"), to become effective as of October 1, 2003 (the "Effective Date").

     WHEREAS, Company and Executive entered into an Employment Agreement which was effective October 1, 2001 and is scheduled to terminate on December 31, 2003 (the "Agreement"); and

     WHEREAS, the Company and Executive desire to extend the Agreement for an additional two (2) years with particular changes to the compensation package.

     NOW THEREFORE, in consideration of Executive's continued employment by the Company, and the mutual promises and covenants contained in, and the mutual benefits to be derived from the Agreement and this Extension, the parties hereto agree as follows:

     1. Continued Employment.

     The Company hereby agrees to continue to employ Executive and Executive hereby accepts such continued employment, upon the terms and conditions set forth in the Agreement as modified herein, from January 1, 2004 through December 31, 2005 (the "Extension Period").

     2. Modification to Compensation and Benefits.

     The Bonus identified in Section 3(b) shall be established for Executive on an annual basis at the beginning of each fiscal year and shall be in the form of a cash commission plan with the option for additional stock options.

     All other compensation identified in Section 3 shall remain the same as identified therein.

     3. Effectiveness of All Other Provisions of Agreement.

     The Company and Executive agree that all other provisions of the Agreement shall remain in full force and effect during the Extension Period.


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

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.



                                      EXECUTIVE:

                                      /S/ David P. Faulkner
                                      ---------------------
                                      David P. Faulkner



                                      THE COMPANY:

                                      CIMETRIX INCORPORATED

                                      /S/ Robert H. Reback
                                      ---------------------
                                      By: Robert H. Reback
                                      Its: President and Chief Executive Officer




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                                  Exhibit 10.15
           (Amendment to Employment Agreement with Michael D. Feaster,
                     Vice President of Software Development)

                              CIMETRIX INCORPORATED
                      EXTENSION OF THE EMPLOYMENT AGREEMENT


     THIS EXTENSION OF THE EMPLOYMENT AGREEMENT (the "Extension") is made and entered into this 28th day of August, 2003, by and between CIMETRIX INCORPORATED, a Nevada corporation (the "Company") and Michael D. Feaster (the "Executive"), to become effective as of September 1, 2003 (the "Effective Date").

     WHEREAS, Company and Executive entered into an Employment Agreement which was effective October 1, 2001 and is scheduled to terminate on December 31, 2003 (the "Agreement"); and

     WHEREAS, the Company and Executive desire to extend the Agreement for an additional two (2) years with particular changes to the compensation package.

     NOW THEREFORE, in consideration of Executive's continued employment by the Company, and the mutual promises and covenants contained in, and the mutual benefits to be derived from the Agreement and this Extension, the parties hereto agree as follows:

     1. Continued Employment.

     The Company hereby agrees to continue to employ Executive and Executive hereby accepts such continued employment, upon the terms and conditions set forth in the Agreement as modified herein, from January 1, 2004 through December 31, 2005 (the "Extension Period").

     2. Modification to Compensation and Benefits.

     The Salary identified in Section 3(a) shall be modified to an annual salary of $150,000 (the "Annual Salary") effective September 1, 2003.

     The Bonus identified in Section 3(b) shall be established for Executive on an annual basis at the beginning of each fiscal year and may be in the form of cash and/or stock options.

     All other compensation identified in Section 3 shall remain the same as identified therein.

     3. Effectiveness of All Other Provisions of Agreement.

     The Company and Executive agree that all other provisions of the Agreement shall remain in full force and effect during the Extension Period.

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

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                      EXECUTIVE:


                                      /S/ Michael D. Feaster
                                      ---------------------
                                      Michael D. Feaster



                                      THE COMPANY:

                                      CIMETRIX INCORPORATED

                                      /S/ Robert H. Reback
                                      ---------------------
                                      By: Robert H. Reback
                                      Its: President and Chief Executive Officer



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